UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 21, 2005

Hypercom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13521	86-0828608
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2851 West Kathleen Road, Phoenix, Arizona		85053
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	602-504-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

On March 21, 2005, John W. Smolak, Executive Vice President, Chief Financial and Administrative Officer of Hypercom Corporation (the "Company") left the Company, effective as of such date.

On March 21, 2005, the Company's Board of Directors appointed Grant Lyon as Interim Chief Financial Officer of the Company, effective March 22, 2005. Mr. Lyon's Employment Agreement (the "Employment Agreement") with the Company commences on March 22, 2005 and will terminate on September 22, 2005, unless mutually extended by the parties. Pursuant to the terms of the Employment Agreement, Mr. Lyon will receive a salary of $35,000 per month and in the event that Mr. Lyon is terminated without "cause" or a new Chief Financial Officer is hired by the Company prior to the expiration of the Employment Agreement, Mr. Lyon will be entitled to receive the compensation due to him through the end of the Agreement.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

b) On March 21, 2005, John W. Smolak, Executive Vice President and Chief Financial and Administrative Officer of the Company, left the Company, effective as of such date.

c) On March 21, 2005, the Company's Board of Directors appointed Grant Lyon as Interim Chief Financial Officer of the Company, effective March 22, 2005.

Mr. Lyon is currently the President of Odyssey Capital Group, LLC ("Odyssey"), a financial advisory firm he founded in 1998. Prior to founding Odyssey, Mr. Lyon worked for eight years at Arthur Andersen LLP. He has also served as Vice President of Capital Markets, for Evans Withycombe Residential, Inc., a New York Stock Exchange listed company, and spent two years as Managing Director with Ernst & Young Corporate Finance, LLC. Mr. Lyon sits on the Board of Directors of Tickets.com, Trussway Ltd., and Norwood Promotional Products, Inc. Mr. Lyon is a certified public accountant and holds a B.S. in Accounting and an M.B.A. from Brigham Young University.

The Company intends to commence its search for a permanent Chief Financial Officer as soon as practicable.

A copy of the press release announcing these events is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

99.1 Press release dated March 21, 2005

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hypercom Corporation

March 21, 2005	By:	/s/ C. S. Alexander

Name: C. S. Alexander
Title: Chairman and CEO

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 21, 2005